Exhibit 10.8

FAVRILLE, INC.
STOCK OPTION GRANT NOTICE
(2001 EQUITY INCENTIVE PLAN)

FAVRILLE, INC. (the “Company”), pursuant to its 2001 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below.  This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are incorporated herein in their entirety.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Total Exercise Price:
Expiration Date:

Type of Grant:	☐ Incentive Stock Option(1)	☐ Nonstatutory Stock Option

Exercise Schedule:	Same as Vesting Schedule

Vesting Schedule:	1/4th of the shares vest one year after the Vesting Commencement Date.
1/48th of the shares vest monthly thereafter over the next three years.

Payment:	By one or a combination of the following items (described in the Stock Option Agreement):

	☐	By cash or check
	☐	Pursuant to a Regulation T Program if the Shares are publicly traded
	☐	By delivery of already-owned shares if the Shares are publicly traded
	☐	Net exercise if the Company has adopted FAS 123, as revised, at the time of such exercise

Additional Terms/Acknowledgements:  The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice and the attached Stock Option Agreement.  Additionally, the undersigned Optionholder acknowledges receipt of, and understands and agrees to, the Plan and Notice of Exercise, copies of which are available to Optionholder on the Company’s intranet site at http://192.168.1.47/.  The undersigned Optionholder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board and/or its Committee delegated authority to administer the Plan upon any questions relating to the Stock Option Agreement and the Plan.

OTHER AGREEMENTS:

FAVRILLE, INC.	OPTIONHOLDER:

By:
John P. Longenecker, Ph.D.	Signature

Title: CEO and President	Date:

Date:

ATTACHMENTS: 2001 Amended and Restated Equity Incentive Plan (prospectus), Stock Option Agreement

(1)           If this is an incentive stock option, it (plus your other outstanding incentive stock options) cannot be first exercisable for more than $100,000 in any calendar year.  Any excess over $100,000 is a nonstatutory stock option.